                                                                    Exhibit 99.2

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick W. Allender, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Danaher Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 27, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Danaher Corporation.

Date: October 17, 2002                 By:    /s/ Patrick W. Allender
                                              -----------------------
                                       Name:  Patrick W. Allender
                                       Title: Executive Vice President and
                                              Chief Financial Officer